Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Unconstrained Income Fund

Kevin Bliss has been added as portfolio manager of the fund and, together with John D. Ryan, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Unconstrained Income Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for John D. Ryan is provided as of October 31, 2016, and the information for Kevin Bliss is provided as of June 30, 2017:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
John D. Ryan	$0	$10,001 - $50,000
Kevin Bliss	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John D. Ryan	11	$5,262,548,861	0	$0
Kevin Bliss	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
John D. Ryan	0	$0	0	$0
Kevin Bliss	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
John D. Ryan	0	$0	0	$0
Kevin Bliss	0	$0	0	$0

Please Retain This Supplement for Future Reference

September 21, 2017

SAISTKR-374